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                                                                    Exhibit 10.4

                                   ATARI, INC.
                            2005 STOCK INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

     AGREEMENT by and between Atari, Inc., a Delaware Corporation (the "Company") and [name of Participant] ________________ (the "Participant"), dated as of the __ day of _____, 200__.

     WHEREAS, the Company maintains the Atari, Inc. 2005 Stock Incentive Plan (the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

     WHEREAS, the Participant is [a Non-Employee Director of] [an employee of] [a consultant of] the Company [or its Subsidiaries]; and

     WHEREAS, the Committee [if Award is for a member of the Committee, references to the "Committee" making and administering the Award need to be changed to the "Board"] has determined that it is in the best interests of the Company and its shareholders to grant Shares of restricted common stock [alternatively may refer to units] to the Participant subject to the terms and conditions set forth below.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1.   Grant of Restricted Stock.

     The Company hereby grants the Participant _________ shares of restricted Common Stock of the Company (the "Shares"), subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

     2.   Restrictions and Conditions.

     (a) The Shares awarded shall be subject to the following restrictions and conditions:

          (i) Subject to clauses (iii)[,] [and] (iv)[,][(v) and (vi)][___] below, the period of restriction with respect to the Shares (the "Restriction Period") shall begin on the date hereof and lapse on the following schedule:

          _______________________________________________

          _______________________________________________

          _______________________________________________

          Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the Restriction Period with respect to the Shares shall only lapse as to whole Shares. Subject to the provisions of the Plan and this Agreement, during

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          the Restriction Period, the Participant shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign the Shares (or have such Shares attached or garnished). The Shares may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired.

          (ii) Except as provided in the foregoing clause (i), below in this clause (ii) or in the Plan, the Participant shall have all rights of a shareholder with respect to the Shares, including the right to vote the Shares and receive all dividends and other distributions paid or made with respect thereto[; provided, however, that any cash dividends shall, unless otherwise provided by the Committee, be held by [the Company (unsegregated as a part of its general assets)] [an escrow agent] during the Restriction Period (and forfeited if the underlying Shares are forfeited), and paid over to the Participant (without interest) as soon as practicable after such period lapses (if not forfeited)]. Certificates for Shares (not subject to restrictions under the Plan) shall be delivered to the Participant or his or designee promptly after, and only after, the Restriction Period shall lapse without forfeiture in respect of the Shares.

          (iii) Subject to clause[s] (iv)[or (v)] below, if the Participant has a termination of service by the Company [and its Subsidiaries] for Cause, or by the Participant for any reason, during the Restriction Period, then [(A)] all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Participant[, and (B) the Company shall pay to the Participant as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Participant for such forfeited Shares as contemplated by the Plan, and (y) the Fair Market Value on the date of termination of the forfeited Shares]. Except as otherwise provided herein or in the Plan, in the event of a termination of service during the Restriction Period, the Award made hereby shall automatically be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

          (iv) In the event the Participant has a termination of service on account of death or Disability [Retirement], or the Participant has a termination of service by the Company [and its Subsidiaries] for any reason other than Cause[, or in the event of a Change in Control (regardless of whether a termination follows thereafter),] during the Restriction Period, then the Restriction Period will immediately lapse on all Shares. [Without limiting the foregoing, if the Participant's employment with the Company or any Subsidiary shall be terminated for Cause, the Participant's rights to the Shares shall terminate in their entirety.]

          (v) [possible provisions as contemplated by Section 13 of the Plan, regarding Change in Control]

          [(vi) Cessation of service as an employee shall not be treated as a cessation of employment for purposes of this paragraph 2 if the Grantee continues without


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          interruption to serve thereafter as an officer or director of the
          Company or in such other capacity as determined by the Committee, and the termination of such successor service shall be treated as the applicable termination.]

          (vi) [possible provisions as contemplated by Section 8.5 of the Plan, regarding a "Section 83(b)" election]

          (viii) The Committee may require that any stock certificates evidencing the Shares be held in custody by the Company until the restrictions hereunder shall have lapsed, and that the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Participant or his or her designee, and the Participant (or designee) shall own such Shares free and clear of all restrictions imposed hereby, free to hold or dispose of such shares in the Participant's (or designee's) discretion, subject to all applicable federal and state laws.

     3.   Miscellaneous.

     (a) THIS AGREEMENT SHALL BE SUBJECT TO AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS, AND TO APPLICABLE FEDERAL SECURITIES LAWS. The use of captions in this Agreement is for convenience; the captions are not intended to provide substantive rights. The Board may at any time and from time to time and in any respect, amend or modify this Agreement; provided, however, that no amendment or modification of this Agreement shall adversely affect the Restricted Stock Award without the consent of the Participant (or, if and where applicable, a permitted transferee). If any provision of this Agreement or the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     (b) The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in this Agreement and the Plan. The Committee shall have discretionary authority to interpret this, to make factual determinations under this Agreement, and to make all other determinations necessary or advisable for the administration of this Agreement, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

     (c) All notices under the Plan must be in writing or delivered electronically, if to the Company, at its principal office, addressed to the attention of the Director of


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          Human Relations; and if to the Participant, at the address appearing in the Company's records.

     (d) The failure of the Participant or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Participant or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

     (e) Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant's employment or other service relationship for any reason at any time.

     (f) The Participant hereby represents and warrants that the Shares are being acquired only for investment purposes and without any current intention to sell or distribute such Shares.

     (g) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the day and year first above written.

                                        ATARI, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        ----------------------------------------
                                        [Participant's Name]


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